UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust
234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

Updated June 27, 2024

Item 1. Reports to Stockholders.

Unlimited HFND Multi-Strategy Return Tracker ETF Tailored Shareholder Report

annual Shareholder Report August 31, 2024 Unlimited HFND Multi-Strategy Return Tracker ETF Ticker: HFND (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the Unlimited HFND Multi-Strategy Return Tracker ETF (the "Fund") for the period September 1, 2023 to August 31, 2024. You can find additional information about the Fund at www.unlimitedetfs.com. You can also request this information by contacting us at (844) 986-7700 or by contacting the Fund at Unlimited Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Unlimited HFND Multi-Strategy Return Tracker ETF	$191	1.83%

Cumulative Performance

(Initial Investment of $10,000)

Unlimited HFND Multi-Strategy Return Tracker ETF (NAV)
Unlimited HFND Multi-Strategy Return Tracker ETF (MKT)
S&P 500® Total Return Index
Bloomberg U.S. Aggregate Bond Index
18,000
16,000
14,000
12,000
10,000
8,000
$16,108
$11,239
$11,235
$11,109
10/10/2022
1/31/2023
5/31/2023
9/30/2023
1/31/2024
5/31/2024
8/31/2024

Annual Performance

Annualized Returns for the Periods Ended August 31, 2024	1 Year	Since Inception (10/10/2022)
Unlimited HFND Multi-Strategy Return Tracker ETF - NAV	8.64%	6.37%
Unlimited HFND Multi-Strategy Return Tracker ETF - Market	8.54%	6.36%
S&P 500® Total Return Index	27.14%	28.68%
Bloomberg U.S. Aggregate Bond Index*	7.30%	5.72%

* The Fund is changing its benchmark from the S&P 500® Total Return Index to the Bloomberg U.S. Aggregate Bond Index.

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.unlimitedetfs.com for more recent performance information.

How did the Fund perform last year and what affected its performance?

The Fund returned 8.64% for the fiscal year ended August 31, 2024, while the S&P 500® Total Return Index returned 27.14% for the same period. During the period the Fund's largest positions were in global equity markets and high yield bonds, which rallied over the period as global growth outperformed relative to expectations and the Federal Reserve signaled a desire to shift to an easing cycle.

What Factors Influenced Performance?

The Fund intends to hold positions that track the risk/return profile of the hedge fund industry. The Fund held a diverse set of global asset positions in line with this objective including non-U.S. stocks, a range of credit assets, and global commodities. While most of these assets rallied during the period, global assets generally underperformed U.S. megacap stocks which comprised a large portion of the S&P 500 Index. Further the Fund held a portion of assets in cash, reflecting estimated lower risk taking by hedge fund managers which added further drag on performance relative to U.S. stocks.

Unlimited HFND Multi-Strategy Return Tracker ETF Tailored Shareholder Report

Key Fund Statistics

(as of August 31, 2024)

Fund Size (Thousands)	$38,073
Number of Holdings	50
Total Advisory Fee Paid	$360,887
Annual Portfolio Turnover	340%

What did the Fund invest in?

(as of August 31, 2024 )

Sector Breakdown - Total Investments

(% of net assets)

Sector Breakdown - Total Securities Sold Short

(% of net assets)

Other Financial Instruments By Security Type

(% of net assets)

Percentages are based on total net assets. Cash & Cash Equivalents represents short-term investments and liabilities in excess of other assets. Percentages for futures contracts are based on unrealized appreciation (depreciation). Open Futures Contracts sold represents less than (0.05)% of net assets.

Top Ten Holdings	(% of net assets)
iShares iBoxx $ High Yield Corporate Bond ETF	29.8
Vanguard FTSE Emerging Markets ETF	11.2
Invesco Senior Loan ETF	7.3
iShares Convertible Bond ETF	6.8
Vanguard Growth ETF	6.7
Vanguard Total International Stock ETF	5.8
iShares MSCI Australia ETF	4.8
ProShares Investment Grade-Interest Rate Hedged ETF	4.3
iShares J.P. Morgan EM High Yield Bond ETF	3.8
SPDR S&P Homebuilders ETF	3.7

How has the Fund changed?

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.unlimitedetfs.com .

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Unlimited HFND Multi-Strategy Return Tracker ETF

	FYE 8/31/2024	FYE 8/31/2023
( a ) Audit Fees	$13,000	$13,000
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	$3,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 8/31/2024	FYE 8/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2024	FYE 8/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

2

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Core Financial Statements

August 31, 2024

Tidal ETF Trust

Unlimited HFND Multi-Strategy Return Tracker ETF      | HFND  | NYSE Arca, Inc.

Unlimited HFND Multi-Strategy Return Tracker ETF

Consolidated Schedule of Investments	Unlimited HFND Multi-Strategy Return Tracker ETF

August 31, 2024

EXCHANGE TRADED FUNDS - 105.1%	Shares	Value
Energy Select Sector SPDR Fund	6,552	$598,067
Financial Select Sector SPDR Fund	19,050	871,347
Industrial Select Sector SPDR Fund	1,330	174,842
Invesco Senior Loan ETF (a)	131,030	2,760,802
iShares CMBS ETF (a)	23,938	1,149,024
iShares Convertible Bond ETF (a)	31,937	2,596,159
iShares iBoxx $ High Yield Corporate Bond ETF (a)(b)	142,809	11,330,466
iShares J.P. Morgan EM High Yield Bond ETF (a)	38,087	1,461,017
iShares MSCI Australia ETF (a)	71,122	1,839,926
iShares MSCI China ETF	4,885	204,340
iShares MSCI India ETF (c)	2,863	165,252
iShares MSCI South Korea ETF	1,190	77,945
iShares Preferred and Income Securities ETF	2,259	73,101
ProShares Investment Grade-Interest Rate Hedged ETF	21,261	1,630,506
SPDR S&P Biotech ETF	607	61,465
SPDR S&P Homebuilders ETF	11,916	1,398,819
SPDR S&P Retail ETF	2,336	178,283
Technology Select Sector SPDR Fund	1,571	346,138
Vanguard Emerging Markets Government Bond ETF	6,207	405,627
Vanguard FTSE Emerging Markets ETF (a)	95,548	4,272,907
Vanguard FTSE Europe ETF (a)	16,001	1,134,951
Vanguard Growth ETF	6,747	2,533,836
Vanguard Mid-Cap ETF (a)	735	189,777
Vanguard Russell 2000 ETF	5,367	477,395
Vanguard Total International Stock ETF (a)	34,855	2,208,761
Vanguard U.S. Momentum Factor ETF (a)	6,356	1,006,282
Vanguard Value ETF	5,038	870,818
TOTAL EXCHANGE TRADED FUNDS (Cost $38,417,882)		40,017,853

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 5.22% (d)	164,114	164,114
TOTAL SHORT-TERM INVESTMENTS (Cost $164,114)		164,114

TOTAL INVESTMENTS - 105.5% (Cost $38,581,996)		$40,181,967
Liabilities in Excess of Other Assets - (5.5)%		(2,108,929)
TOTAL NET ASSETS - 100.0%		$38,073,038

Percentages are stated as a percent of net assets.

CMBS Commercial Mortgage-Backed Security

(a)	All or a portion of security has been pledged as collateral for open securities sold short. The total value of assets committed as collateral as of August 31, 2024 was $16,465,102.

(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

The accompanying notes are an integral part of these financial statements.

Consolidated Schedule of Securities Sold Short	Unlimited HFND Multi-Strategy Return Tracker ETF

August 31, 2024

EXCHANGE TRADED FUNDS - (9.0)% (a)	Shares	Value
Consumer Discretionary Select Sector SPDR Fund	(4,612)	$(862,997)
Consumer Staples Select Sector SPDR Fund	(263)	(21,700)
Health Care Select Sector SPDR Fund	(4,368)	(686,650)
iShares MSCI South Africa ETF	(3,672)	(172,437)
iShares TIPS Bond ETF	(97)	(10,560)
Materials Select Sector SPDR Fund	(4,149)	(391,168)
Real Estate Select Sector SPDR Fund	(19,792)	(861,942)
Utilities Select Sector SPDR Fund	(1,246)	(95,057)
Vanguard Mortgage-Backed Securities ETF	(6,858)	(321,092)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,290,653)		(3,423,603)

TOTAL SECURITIES SOLD SHORT - (9.0)% (Proceeds $3,290,653)		$(3,423,603)

Percentages are stated as a percent of net assets.

(a)	Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

Consolidated Schedule of Futures Contracts	Unlimited HFND Multi-Strategy Return Tracker ETF

August 31, 2024

				Value / Unrealized
	Contracts			Appreciation
Description	Purchased	Expiration Date	Notional Amount	(Depreciation)
Arabica Coffee (a)	1	12/18/2024	$91,519	$50
Corn No. 2 Yellow (a)	5	12/13/2024	100,250	1,995
Dollar Index	5	09/16/2024	508,120	(6,606)
Gold (a)	5	10/29/2024	1,252,250	25,782
Live Cattle (a)	1	10/31/2024	71,440	(3,186)
SGX Nikkei 225 Index	13	09/12/2024	2,535,975	145,795
S&P 500 Index	14	09/20/2024	3,962,700	137,449
Soybeans (a)	2	11/14/2024	100,000	1,938
Sugar #11 (a)	5	09/30/2024	108,528	564
U.S. Treasury 10 Year Notes	2	12/19/2024	227,125	(114)
U.S. Treasury Long Bonds	2	12/19/2024	246,250	(1,041)
U.S. Cocoa (a)	2	12/13/2024	153,420	(220)
				$302,406

				Value / Unrealized
	Contracts			Appreciation
Description	Sold	Expiration Date	Notional Amount	(Depreciation)
Australian/U.S. Dollar Cross Currency Rate	(5)	09/16/2024	$338,475	$(4,834)
British Pound/U.S. Dollar Cross Currency Rate	(9)	09/16/2024	738,281	(15,238)
Canadian Dollar/U.S. Dollar Cross Currency Rate	(1)	09/17/2024	74,185	(801)
Crude Oil (a)	(5)	09/20/2024	367,750	8,002
Euro/U.S. Dollar Cross Currency Rate	(1)	09/16/2024	138,244	(1,531)
Japanese Yen/U.S. Dollar Cross Currency Rate	(4)	09/16/2024	343,000	(3,791)
London Metals – Aluminum (a)(b)	(1)	09/18/2024	60,847	623
London Metals – Zinc (a)(b)	(1)	09/18/2024	71,468	(1,723)
Swiss Franc/U.S. Dollar Cross Currency Rate	(2)	09/16/2024	294,513	(8,374)
U.S. Treasury 5 Year Note	(75)	12/31/2024	8,204,883	24,014
				$(3,653)
Total Unrealized Appreciation (Depreciation)				$298,753

(a)	All or a portion of the investment is a holding of the Unlimited HFND Cayman Subsidiary.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date.

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Assets and Liabilities	Unlimited HFND Multi-Strategy Return Tracker ETF

August 31, 2024

ASSETS:
Investments, at value (Note 2)	$40,181,967
Deposit at broker for securities sold short	483,167
Deposit at broker for futures contracts	539,852
Interest receivable	19,156
Unrealized appreciation on futures contracts	346,212
Total assets	41,570,354

LIABILITIES:
Securities sold short, at value (Note 2)	3,423,603
Unrealized depreciation on futures contracts	47,459
Payable to adviser (Note 4)	26,254
Total liabilities	3,497,316
NET ASSETS	$38,073,038

NET ASSETS CONSISTS OF:
Paid-in capital	$36,783,925
Total distributable earnings	1,289,113
Total net assets	$38,073,038

Net assets	$38,073,038
Shares issued and outstanding(a)	1,725,000
Net asset value per share	$22.07

COST:
Investments, at cost	$38,581,996

PROCEEDS:
Securities sold short, at proceeds	$3,290,653

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Operations	Unlimited HFND Multi-Strategy Return Tracker ETF

For the Year Ended August 31, 2024

INVESTMENT INCOME:
Dividend income	$1,431,094
Interest income	387,982
Total investment income	1,819,076

EXPENSES:
Investment advisory fee (Note 4)	360,887
Interest expense	227,158
Dividend expense	100,207
Tax expense	5,356
Other expenses and fees	318
Total expenses	693,926
NET INVESTMENT INCOME	1,125,150

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,950,146
Securities sold short	(26,169)
Futures contracts	(400,805)
Net realized gain	1,523,172

Net change in unrealized appreciation (depreciation) on:
Investments	662,403
Securities sold short	(292,111)
Futures contracts	298,753
Net change in unrealized appreciation	669,045
Net realized and unrealized gain	2,192,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,317,367

The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Changes in Net Assets	Unlimited HFND Multi-Strategy Return Tracker ETF

	Year ended	Period ended
	August 31, 2024	August 31, 2023(a)
OPERATIONS:
Net investment income	$1,125,150	$376,314
Net realized gain (loss)	1,523,172	(1,217,360)
Net change in unrealized appreciation	669,045	1,096,729
Net increase in net assets from operations	3,317,367	255,683

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(594,911)	(220,943)
Total distributions to shareholders	(594,911)	(220,943)

CAPITAL TRANSACTIONS:
Subscriptions	19,824,897	74,677,753
Redemptions	(23,618,602)	(35,568,238)
ETF Transaction fees (Note 7)	—	32
Net increase (decrease) in net assets from capital transactions	(3,793,705)	39,109,547

NET INCREASE (DECREASE) IN NET ASSETS	(1,071,249)	39,144,287

NET ASSETS:
Beginning of the year/period	39,144,287	—
End of the year/period	$38,073,038	$39,144,287

SHARES TRANSACTIONS
Subscriptions	950,000	3,625,000
Redemptions	(1,125,000)	(1,725,000)
Total increase (decrease) in shares outstanding	(175,000)	1,900,000

(a)	Inception date of the Fund was October 10, 2022.

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	Unlimited HFND Multi-Strategy Return Tracker ETF

For a share outstanding throughout the year/period presented

	Year ended	Period ended
	August 31, 2024	August 31, 2023(a)
PER SHARE DATA:

Net asset value, beginning of year/period	$20.60	$20.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.62	0.15
Net realized and unrealized gain on investments(d)	1.14	0.54
Total from investment operations	1.76	0.69

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.09)
Total distributions	(0.29)	(0.09)

CAPITAL SHARE TRANSACTIONS:
ETF transaction fees per share	—	0.00	(e)
Net asset value, end of year/period	$22.07	$20.60

TOTAL RETURN	8.64%	3.46	%(g)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year/period (in thousands)	$38,073	$39,144
Ratio of expenses to average net assets(f)	1.83%	2.67	%(h)
Ratio of dividend, interest, and tax expense to average net assets(f)	0.88%	1.72	%(h)
Ratio of operational expenses excluding dividend, interest, and tax expense to average net assets(f)	0.95%	0.95	%(h)
Ratio of net investment income to average net assets(c)(i)	2.96%	0.81	%(h)
Portfolio turnover rate(j)	340%	232	%(g)

(a)	Inception date of the Fund was October 10, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the year.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The amount does not include net investment income of the exchange traded funds in which the Fund invests.
(d)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions for the period.
(e)	Does not round to 0.01 or (0.01), if applicable.
(f)	These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Consolidated Schedule of Investments.
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.
(i)	The net investment income ratio includes dividend, interest, tax, and other expenses and fees. The impact of dividend, interest, tax, and other expenses and fees is 0.88%.
(j)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

NOTE 1 – ORGANIZATION

The Unlimited HFND Multi-Strategy Return Tracker ETF (the “Fund”) is a non-diversified series of shares of Tidal ETF Trust (the “Trust”) . The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares are registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Unlimited Funds, Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on October 10, 2022.

The investment objective of the Fund is to seek capital appreciation. The Fund intends to deploy a fund-of-funds structure by taking long and short positions in broad-based exchange-traded funds.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation. Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 3:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$40,017,853	—	—	$40,017,853
Money Market Funds	164,114	—	—	164,114
Total Investments	$40,181,967	—	—	$40,181,967

Other Financial Instruments*:
Futures	$346,212	—	—	$346,212
Total Other Financial Instruments	$346,212	—	—	$346,212

Liabilities:
Investments:
Exchange Traded Funds	$(3,423,603)	—	—	$(3,423,603)
Total Investments	$(3,423,603)	—	—	$(3,423,603)

Other Financial Instruments*:
Futures	$(47,459)	—	—	$(47,459)
Total Other Financial Instruments	$(47,459)	—	—	$(47,459)

* The fair value of the Fund’s other financial instruments represents the net unrealized appreciation (depreciation) as of August 31, 2024.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.

B.	Derivative Investments. The Fund has provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Fund may use derivatives for risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Fund’s average notional value of futures contracts outstanding during the year ended August 31, 2024, was $(812,551). The following tables show the effects of derivative instruments on the financial statements.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

Consolidated Statement of Assets and Liabilities

Fair value of derivative instruments as of August 31, 2024:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Open Futures Contracts	Unrealized appreciation		Unrealized depreciation
Commodities Risk	on futures contracts (see	$38,954	on futures contracts (see	$5,129
Equities Risk	Consolidated Statements	$283,244	Consolidated Statements	$—
Foreign Exchange Currencies Risk	of Assets and	$—	of Assets and	$41,175
Interest Rate Risk	Liabilities)	$24,014	Liabilities)	$1,155
Total		$346,212		$47,459

Consolidated Statement of Operations

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended August 31, 2024:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Open Futures Contracts	Net Realized and
Commodities Risk	Unrealized Gain (Loss)	$(51,559)	$33,825
Equities Risk		$(245,078)	$283,244
Foreign Exchange Currencies Risk		$(2,043)	$(41,175)
Interest Rate Risk		$(102,125)	$22,859
Total		$(400,805)	$298,753

The Fund is not subject to master netting agreements, therefore, no additional disclosures regarding netting arrangements are required.

C.	Basis for Consolidation for the Fund. The Fund may invest up to 25% of its total assets in the Unlimited HFND Cayman Subsidiary (the “Subsidiary”). The Subsidiary will generally invest in futures contracts that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in futures contracts; however, the Subsidiary will comply with the 1940 Act requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. The Fund had $167,966 or 0.4% of its total assets invest in the Subsidiary as of August 31, 2024.

D.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year) . The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

As of August 31, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Subsidiary is a controlled foreign corporation not subject to Cayman Islands or U.S. income taxes. As a wholly -owned foreign corporation, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

E.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from Real Estate Investment Trusts (“REITs”) generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

F.	Futures Contracts. The Fund purchases and sells futures contracts as part of its principal investment strategy. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Fund’s use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Fund had futures contracts activity during the year ended August 31, 2024. See Note 2B for additional disclosures. The futures contracts held by the Fund are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

G.	Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 Derivatives Risk Management Program that complies with Rule 18f-4.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

H.	Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by PhillipCapital, Inc. Such cash is excluded from cash and equivalents in the Consolidated Statement of Assets and Liabilities.

I.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

J.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

K.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE Arca, Inc. Exchange (“NYSE”) is closed for trading.

L.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

N.	Short Sales. The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. A Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its positions in a permissible manner. A Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short will be borne by the shareholders of the Fund.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

O.	Recently Issued Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

P.	Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for in- kind transactions, taxable income from the subsidiary, and non-deductible excise tax paid. For the year ended August 31, 2024, the following adjustments were made:

Paid-In Capital	Total Distributable Earnings
$421,724	$(421,724)

During the year ended August, 31, 2024, the Fund realized $446,532 in net capital gains resulting from in-kind redemptions, in which Authorized Participants exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable (accumulated) earnings (losses) to paid-in capital.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.	Underlying ETFs Risk. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, Underlying ETFs are also subject to the “ETF Risks” described below.

B.	Newer Sub-Adviser Risk. Unlimited is a recently registered investment adviser with a limited track record serving as an adviser or sub-adviser to an investment company. As a result, there is no long-term track record against which an investor may judge Unlimited and it is possible Unlimited may not achieve the Fund’s intended investment objective. In addition, Unlimited currently has limited personnel and resources, which may prevent it from being able to continue to provide sub-advisory services if one of the principals becomes incapacitated. Over time, Unlimited will augment its resources as market conditions permit. In addition, Unlimited regularly evaluates its business continuity plan with the Adviser to ensure continuity of operations and portfolio management should a disruption to operations occur.

C.	Management Risk. The Fund and the Subsidiary are actively-managed and may not meet its investment objective based on the Sub-Adviser’s or Adviser’s success or failure to implement investment strategies for the Fund or the Subsidiary, as the case may be. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of a machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.

D.	Machine Learning, Model, and Data Risk. The Fund relies heavily on proprietary “machine learning” selection processes. In addition, the composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. Similarly, when Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to portfolio management decisions for the Fund that would not have been made had the Models and Data been correct and complete.

E.	Data Lag Risk. The Sub-Adviser’s approach has limitations because the Models are derived using past returns Data, and therefore the investment strategy is structurally time lagged. The delays between when particular hedge funds’ returns occur and when they are reported creates additional lag. The Sub-Adviser expects that these structural lags will create divergence between each Style Portfolio’s returns and the corresponding hedge fund style’s returns. In turn, the Fund’s performance may diverge from that of the total hedge fund industry portfolio.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

F.	Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Futures contracts and swap agreements held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

G.	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

H.	Commodity Risk. Underlying ETFs that invest in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

I.	Derivatives Risk. The Fund’s, the Subsidiary’s, or an Underlying ETF’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund, the Subsidiary, or an Underlying ETF, as applicable, may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Derivative instruments may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain derivative investments could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

J.	Emerging Markets Risk. The Fund may invest in Underlying ETFs that invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

K.	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which an Underlying ETF invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in an Underlying ETF’s portfolio may underperform in comparison to securities in the general securities markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

L.	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used. In addition, cash redemption costs could include brokerage costs or taxable gains or losses, which might not have otherwise been incurred if the redemption was fully in-kind.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on a national securities exchange, NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those underlying portfolio holdings, which can be significantly less liquid than Shares.

M.	Factor Risk. The market may reward certain factors (such as value, momentum) for a period of time and not others. The average level of volatility for a specific risk factor may vary significantly relative to other risk factors and may increase or decrease significantly during different phases of an economic cycle.

O.	Fixed Income Securities Risk. The Fund may invest in Underlying ETFs that invest in fixed income securities. The prices of fixed income securities may be affected by changes in interest rates, the creditworthiness and financial strength of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing fixed income securities to fall and often has a greater impact on longer-duration and/or higher quality fixed income securities. Falling interest rates will cause an Underlying ETF to reinvest the proceeds of fixed income securities that have been repaid by the issuer at lower interest rates and may also reduce such Underlying ETF’s distributable income because interest payments on floating rate fixed income instruments held by the Underlying ETF will decline. The Fund could lose money on indirect investments in fixed income securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner.

P.	Foreign Securities Risk. Foreign securities held by Underlying ETFs in which the Fund invests involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

Q.	Futures Contracts Risk. The Fund or Underlying ETFs may invest in futures contracts. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund or an Underlying ETF, as applicable, to make daily cash payments to maintain its required margin, particularly at times when the Fund or Underlying ETF may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equity securities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

R.	General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

S.	High Portfolio Turnover Risk. The Indices (as defined in the Fund’s prospectus) have historically had a high portfolio turnover rate. As a result, the Fund is likewise expected to frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

T.	Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

U.	Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

V.	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

W.	Sector Risk. To the extent an Underlying ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

X.	Short Selling Risk. The Fund may make short sales of securities of Underlying ETFs, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

Y.	Swap Agreement Risk. The Fund, the Subsidiary, or an Underlying ETF may invest in swap agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period, which may range from one day to more than six months. The swap agreements in which the Fund, the Subsidiary, or an Underlying ETF, as applicable, invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular sector or index.

Z.	Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did not cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to oversight of the Board. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.95%. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees, and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”), and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended August 31, 2024 are disclosed in the Consolidated Statement of Operations.

The Sub-Adviser serves as the investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”).The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Fund’s Investment Advisory Fee, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, securities sold short, and in-kind transactions were $115,987,074 and $112,699,886, respectively.

For the year ended August 31, 2024, there were no purchases or sales of long-term U.S. Government securities.

For the year ended August 31, 2024, the in-kind transactions associated with creations and redemptions for the Fund were $7,336,031 and $14,092,117, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2024 and period ended August 31, 2023, was as follows:

Distribution paid from:	August 31, 2024	August 31, 2023
Ordinary income	$594,911	$220,943

As of August 31, 2024, the distributable earnings on a tax basis were as follows:

Investments, at cost (1)	$35,777,653
Gross tax unrealized appreciation	1,624,059
Gross tax unrealized depreciation	(643,348)
Net tax unrealized appreciation (depreciation)	980,711
Undistributed ordinary income (loss)	734,472
Undistributed long-term capital gain (loss)	—
Total distributable earnings	734,472
Other accumulated gain (loss)	(426,070)
Total distributable (accumulated) earnings	$1,289,113

(1)	The differences between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales, mark-to-market on derivative contracts, and grantor trusts.

Consolidated Notes to the Financial Statements	Unlimited HFND Multi-Strategy Return Tracker ETF
August 31, 2024

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended August 31, 2024, the Fund had not elected to defer any post -October or late year losses. As of the most recent fiscal year ended August 31, 2024, the Fund had a short-term capital loss carryover of $(424,970), respectively, which does not expire. The Fund also utilized $954,303 of short-term capital loss during the fiscal year.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units”. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front- end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Unit of up to a maximum of 2% and for Redemption Units of up to a maximum of 2%, respectively, of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – RECENT MARKET EVENTS

U.S. international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rates, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19.The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm	Unlimited HFND Multi-Strategy Return Tracker ETF

To the Shareholders of Unlimited HFND Multi-Strategy Return Tracker ETF and Board of Trustees of Tidal ETF Trust Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, securities sold short, and futures contracts, of Unlimited HFND Multi-Strategy Return Tracker ETF (the “Fund”), a series of Tidal ETF Trust, as of August 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from October 10, 2022 (commencement of operations) to August 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investments LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 28, 2024

Other Non-Audited Information	Unlimited HFND Multi-Strategy Return Tracker ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended August 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Unlimited HFND Multi-Strategy Return Tracker ETF	44.49%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2024, was as follows:

Unlimited HFND Multi-Strategy Return Tracker ETF	8.26%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended August 31, 2024, was as follows:

Unlimited HFND Multi-Strategy Return Tracker ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.”

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Filed herewith.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	November 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	November 7, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	November 8, 2024

* Print the name and title of each signing officer under his or her signature.